Investor Presentation May 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Exhibit 99.1

Legal Disclaimers ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about the sufficiency of our existing cash resources through topline data for Phase 3 clinical trials for DURAVYU™ in wet AMD; our expectations regarding the timing and clinical development of our product candidates, including DURAVYU and EYP-2301; the potential for DURAVYU as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; termination or breach of current and future license agreements; our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Pipeline represents potential multi billion-dollar opportunities DURAVYU™ (vorolanib intravitreal insert) – vorolanib, a selective and patented TKI in Durasert E™ First pivotal phase 3 trial in wet AMD on-track to initiate in 2H 2024 Positive topline DAVIO 2 Phase 2 data in wet AMD PAVIA trial in NPDR demonstrated stable or improved DRSS scores and continued favorable safety; 12-month data expected Q3 2024 Phase 2 clinical trial in DME underway EYP-2301 – razuprotafib, a patented TIE-2 agonist for serious retinal diseases in Durasert E™ Durasert® - proven, safe IVT drug delivery technology Bioerodible Durasert E™ and non-erodible formulations Safely administered to thousands of patient eyes across four FDA approved products with non-erodible formulations Strong Balance Sheet $299M of cash and investments on March 31, 2023 Cash runway through Phase 3 wet AMD pivotal trials topline data in 2026 Committed to developing therapeutics to improve the lives of patients with serious retinal diseases DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain. IVT, intravitreal injection

Potential Multi Billion-Dollar Product Opportunities Leveraging Innovative Drug Delivery Technology, Bioerodible Durasert E™

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Next Milestone
DURAVYU (EYP-1901) – vorolanib in Durasert E™ (tyrosine kinase inhibitor)	Wet AMD	trial underway (through Phase 3)					First Phase 3 Trial 2H 2024
	NPDR	trial underway (through Phase 2)					12-month data Q3 2024
	DME	trial underway (through Phase 2)					Topline data in Q1 2025
EYP-2301 – razuprotafib in Durasert E™ (TIE-2 agonist)	serious retinal diseases	non-clinical (into Pre-Clin)					Pre-clin tox and PK data
Complement inhibition	GA	non-clinical (Discovery)					Potential product candidate in 2024

non-clinical | *trial underway*

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wet AMD, wet age-related macular degeneration; EOP2, End of Phase 2; FPI, first patient in; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; GA, geographic atrophy

EYEPOINT PHARMACEUTICALS

Durasert - Intravitreal Sustained-Release Drug Delivery

TECHNOLOGY
DURASERT®



Safe, Sustained IVT Drug Delivery

- Delivered via a standard in-office IVT injection
- Continuous, stable release of drug
- Zero-order kinetics

Durasert E™: bioerodible

- Drug embedded within a bioerodible matrix
- No polyimide shell
- Designed to deplete drug load before matrix fully erodes
  - DURAVYU™

Durasert®: non-erodible

- Drug embedded within a bioerodible matrix covered with non-erodible polyimide shell:
  - YUTIQ®[1]
  - ILUVIEN®[1]
  - RETISERT®[2]
  - VITRASERT®[2]

1- licensed to Alimera; 2 – licensed to Bausch and Lomb

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Vorolanib Brings a Potential New MOA to the Treatment of VEGF-Mediated Retinal Diseases by Inhibiting all Isoforms of VEGF and PDGF

- Potent and selective **pan–VEGF** receptor inhibition
- Composition of matter patent into 2037
- Demonstrated **neuroprotection** in a validated retinal detachment animal model
- Inhibits PDGF which may lead to **antifibrotic** benefit
- Reduced off-target binding - does not inhibit TIE-2 at clinically relevant doses[1]



ANG2
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
ANG1
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGF
PDGFR
Vorolanib
Blood vessel stability
ANGIOGENESIS, permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Endothelial cell
Pericyte

1. Sophie Bakri, M.D., et al. PLOS ONE, *Vorolanib, sunitinib, and axitinib: A comparative study of vascular endothelial growth factor receptor inhibitors and their anti-angiogenic effects*, 2024.
VEGF(R), vascular endothelial growth factor (receptor); PDGF(R), platelet-derived growth factor (receptor); TIE-2, tyrosine-protein kinase receptor

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DURAVYU: VEGF Receptor Binding Vorolanib In Bioerodible Durasert E™


Insert is ~1/5000
of vitreous volume

- **Positive efficacy** data in wet AMD from Phase 1 DAVIO and Phase 2 DAVIO 2 clinical trials
- Favorable safety profile **with no ocular or systemic DURAVYU-related SAEs** reported in ongoing Phase 2 clinical trials
- **Immediately bioavailable** featuring an initial burst of drug followed by zero order kinetics release
- Vorolanib fully eluted prior to complete bioerosion of the matrix to **control release** and allow **redosing** regimen
- Delivered in the physician office via **routine intravitreal injection**
- Shipped and stored at **ambient temperature**

VEGF – vascular endothelial growth factor: AMD – age related macular degeneration;

7 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Clinical Trial Topline Results in wet AMD A NON-INFERIORITY TRIAL VERSUS AN AFLIBERCEPT CONTROL

The DAVIO 2 Clinical Trial in wet AMD

A non-inferiority trial evaluating two doses of DURAVYU against an aflibercept control as a potential 6-month maintenance therapy

Design:
Multi-center, randomized, double-masked trial in patients with previously treated wet AMD

Primary outcome:
Difference in mean change in BCVA from Day 1 to Week 28 and 32 (blended)

Key secondary endpoints:
- Safety
- Reduction in treatment burden
- Percent of eyes supplement-free up to six months
- Anatomical results

Anti-VEGF supplement criteria:
- 5 letter loss with 75 microns of new fluid
- 10 letter loss due to wet AMD
- 100 microns new fluid x 2 visits
- New retinal hemorrhage from wet AMD
- Investigator discretion

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

DAVIO 2 Clinical Trial is Randomized, Double-Masked, Aflibercept Controlled* with a Single DURAVYU Treatment at Two Doses



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
DURAVYU 2mg low dose n=53
DURAVYU 3mg high dose n=54
Aflibercept 2mg q8W n=54
RANDOMIZATION
AFLIBERCEPT q8W
DURAVYU/AFLIBERCEPT
1° ENDPOINT BLEND W28 AND W32; UNMASK W32
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
DURAVYU DOSE
SHAM INJECTION FOR MASKING

*Aflibercept on-label control required by FDA

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DAVIO 2 Patient Baseline Characteristics Well Balanced Across Arms ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Aflibercept 2mg q8W (n=54) DURAVYU 2mg (n=50) DURAVYU 3mg (n=52) Mean age, years (range) 75.9 (52-93) 76.4 (61-93) 75.4 (56-89) Female, % 53.7% 64.0% 67.3% Mean BCVA, ETDRS letters (range) 73.4 (41-85) 73.9 (52-84) 74.9 (46-85) Mean CST, μm (range) 265.7 (178-348) 267.0 (192-400) 262.9 (186-345) Median length of time for wet AMD diagnosis prior to screening, months (range) 28.1 (2.4-273.8) 24.3 (2.4-168.1) 28.1 (2.4-145.3) Mean # of injections normalized to 12 months prior to screening (range)* 9.5 (2-12) 10.2 (2-13) 10.0 (2-13) PRELIMINARY DATA – PENDING FINAL ANALYSIS AMD, age-related macular degeneration; BCVA, best-corrected visual acuity; CST, central subfield thickness; ETDRS, Early Treatment Diabetic Retinopathy Study; VEGF, vascular endothelial growth factor. Heavily pre-treated group

DURAVYU Phase 2 DAVIO 2 Clinical Trial in Wet AMD Met All Primary and Secondary Objectives ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 1. As of November 7, 2023 data cut PRELIMINARY DATA – PENDING FINAL ANALYSIS Endpoint Endpoint Achieved 2mg Arm 3mg Arm Primary: Non-inferior change in BCVA vs. aflibercept - 0.3 letters - 0.4 letters Secondary: Favorable safety profile1 No DURAVYU-related SAEs Secondary: Reduction in treatment burden vs. 6 mos prior 89% 85% Secondary: Reduction in treatment burden vs. aflibercept 83% 79% Secondary: Supplement-free up to 6 months 65% 88% of eyes had 0 or only 1 supplemental injections 64% 83% of eyes had 0 or only 1 supplemental injections Secondary: Anatomical control vs. aflibercept +9.7um +5.2um

DURAVYU was Statistically Non-Inferior in Change in BCVA Compared to the Aflibercept Control (95% CI)



MEAN CHANGE IN BCVA FROM BASELINE
15
10
5
0
-5
-10
-15
Change in ETRDS letters
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg -0.3*
DURAVYU 3mg -0.4*
+1.3*
+1.0*
+0.9*
DURAVYU 2mg (N=48)
DURAVYU 3mg (N=52)
aflibercept control (N=53)

In the Pulsar trial, HD Eylea (16-week 8mg arm) change in BCVA vs. 2mg Eylea was -1.4 letters[1]

1 – AAO 2022 presentation, Paolo Lanzetta, on behalf of the PULSAR study investigators

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after DURAVYU injection
CI, Confidence Interval
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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EYEPOINT PHARMACEUTICALS

95% Confidence Intervals Showed Statistical Non-Inferiority for Primary Endpoint with DURAVYU vs Aflibercept Control


Mean Change in BCVA from Baseline
FDA LOWER BOUND FOR NI
NO DIFFERENCE IN MEAN BCVA
Mean -0.3
DURAVYU 2 mg P = 0.00091
Mean -0.4
DURAVYU 3 mg P = 0.00019
Predefined non-inferiority margin -4.5
-9
-6
-3
0
3
6
9
Inferiority
Superiority

PRELIMINARY DATA – PENDING FINAL ANALYSIS
BCVA units were ETDRS letters.
BCVA, best-corrected visual acuity; CI, confidence interval; ETDRS, Early Treatment Diabetic Retinopathy Study; FDA, Food and Drug Administration; q16W, every 16 weeks.

14 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

DURAVYU Demonstrated a Favorable Safety Profile in the Phase 2 DAVIO 2 Clinical Trial[1]

- No reported DURAVYU-related ocular or systemic SAEs
  - Four ocular SAEs reported in a study eye – none deemed DURAVYU related[2]
- >97% of AEs reported were mild (Grade 1 or 2) and generally expected with IVT
- No insert migration into the anterior chamber
- No retinal occlusive vasculitis
- Low patient discontinuation rate of 4% up to week 32
  - No discontinuations were related to DURAVYU treatment

SAE, serious adverse event; AE, adverse event; IVT, intravitreal injection
PRELIMINARY DATA CUT– PENDING FINAL ANALYSIS

1- As of November 7, 2023 data cut
2- as deemed by the investigator

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EYEPOINT PHARMACEUTICALS

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Data as of April 25, 2024 1-Data are preliminary pending study completion and final report. SAE, serious adverse event Summary: DAVIO (Phase 1): 17 patients treated DAVIO 2 (Phase 2)1: 102 patients treated PAVIA (Phase 2)1: 51 patients treated 170 treated patients with a minimum of eleven months post DURAVYU injection with no DURAVYU-related ocular or systemic SAE’s DURAVYU Continues to Show a Favorable Safety Profile Across Multiple Clinical Trials

Clinically Meaningful Reduction in Treatment Burden Supports DURAVYU as a Maintenance Treatment For Wet AMD ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *Normalized PRELIMINARY DATA – PENDING FINAL ANALYSIS DURAVYU 2mg DURAVYU 3mg Mean number of injections week 8 through week 32 0.55 0.71 Mean number of injections 6 months prior to screening* 5.07 4.98 Reduction in treatment burden vs. 6 months prior (%) 89% 85%

DURAVYU Demonstrated a Meaningful Reduction in Treatment Burden vs. the Aflibercept Control Arm

	DURAVYU 2mg	DURAVYU 3mg	Aflibercept 2mg q8W
Mean number of injections week 8 through week 32	0.55	0.71	3.32
Reduction in treatment burden vs. aflibercept control (%)	**83%**	**79%**	**NA**

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PRELIMINARY DATA – PENDING FINAL ANALYSIS.

EYEPOINT PHARMACEUTICALS

DURAVYU Demonstrated Clinically Meaningful Supplement-Free Rates with ≥83% of Eyes Receiving 0-1 Anti-VEGF Supplemental Injections ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *PRELIMINARY DATA – PENDING FINAL ANALYSIS Number of Supplemental Injections Six Months After DURAVYU Insert DURAVYU 2mg (n = 50) 32 65.3% 11 22.4% 5 10.2% 1 2.0% 43 87.8% DURAVYU 3mg (n = 52) 32 61.5% 11 21.2% 3 5.8% 6 11.5% 43 82.7% 0 1 2 3+ # of Supplemental Injections

Nearly Two-Thirds of Eyes Treated with DURAVYU were Supplement-Free up to Six Months After a Single Injection ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. *First visit patients are eligible to be rescued **Month 8 represents 6 months post DURAVYU injection PRELIMINARY DATA – PENDING FINAL ANALYSIS 100% Summary of Supplement-Free Rates by Month 100%

DURAVYU 2mg Dose Reduced Treatment Burden by 89% Compared to Prior 6 Months



Subject
Weeks
-48
-44
-40
-36
-32
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
16
20
24
28
32

Injections in year prior and during the DAVIO 2 trial

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection



DURAVYU 2 mg (n = 50)
DURAVYU 3 mg (n = 52)
Change in Mean Injections per 6 Months
0%
-20%
-40%
-60%
-80%
-100%
-89%
-85%

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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EYEPOINT PHARMACEUTICALS

Subject
-48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32
Weeks

DURAVYU 3mg Dose Reduced Treatment Burden by 85% Compared to Prior 6 Months

Injections in year prior and during DAVIO 2 trial

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection


DURAVYU 2 mg (n = 50)
DURAVYU 3 mg (n = 52)
0%
-20%
-40%
-60%
-80%
-100%
Change in Mean Injections per 6 Months
-89%
-85%

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

PRELIMINARY DATA – PENDING FINAL ANALYSIS

Data from DAVIO 2 Suggests Strong Anatomic Control with OCT Change Below 10 microns at 6-Months Compared to the Aflibercept Control



MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
Mean Change in CST vs Aflibercept
DURAVYU 2mg +9.7
DURAVYU 3mg +5.2
+15.1 um
+10.6 um
+5.4 um
DURAVYU 2mg sub-group (N=48)
DURAVYU 3mg sub-group (N=52)
aflibercept control sub-group (N=53)

*Month 8 represents 6 months after first DURAVYU injection
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Trial in Wet AMD Sub-Group Analysis of Patients Anti-VEGF Supplement-Free Up to 6 Months

DURAVYU 2mg +0.6* Mean Change in BCVA vs Aflibercept DURAVYU 3mg +0.1* ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. +1.9* +2.4* +1.8* *Blended week 28 and week 32 change vs. baseline **Month 8 represents 6 months after DURAVYU injection PRELIMINARY DATA – PENDING FINAL ANALYSIS DURAVYU Demonstrated Numerical Superiority in Change in BCVA in Sub-Group Analysis of Patients Supplement-Free Up to 6-Months Sub-Group Analysis of Patients Supplement-Free Up to Six Months MEAN CHANGE IN BCVA FROM BASELINE

Strong Anatomic Control in Patients Supplement Free Up to 6-Months with OCT Change Below 10 microns Compared to the Aflibercept Control



SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
Mean Change in CST vs Aflibercept
DURAVYU 2mg +7.0
DURAVYU 3mg +0.6
+15.0 um
+8.6 um
+8.0 um
DURAVYU 2mg sub-group (N=31)
DURAVYU 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

*Month 8 represents 6 months after first DURAVYU injection
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

s ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 3 Pivotal Trials Design* NON-INFERIORITY VERSUS AN AFLIBERCEPT CONTROL *Pending final FDA review.

DURAVYU Non-Inferiority Phase 3 Clinical Trials Design in Wet AMD

- Design of the Phase 3 trials were informed by previous **Type C meeting with FDA** and **positive DAVIO 2 data** with additional considerations for potential FDA approval and product label.
- **Positive EOP2** meeting with FDA **completed in April 2024**; waiting for final FDA review*
- Key trial design elements agreed upon with FDA:
  - Two pivotal, **non-inferiority trials** vs. aflibercept control
  - **12-month** primary efficacy endpoint (blended) – basis of NDA submission
  - DURAVYU **re-dosing** at six-month intervals – 4 total doses
  - Masking strategy

We remain on-track to initiate the LUGANO trial (US) in 2H 2024 with LUCIA trial (US/OUS) to follow.

*Timing TBD based on extenuating circumstances with the interim FDA Division of Ophthalmology leadership required for sign-off.

FDA, Food and Drug Administration; NDA, New Drug Application; OUS, outside the United States; EOP2, end of Phase 2

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EYEPOINT PHARMACEUTICALS

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU: vorolanib in Durasert E™ Phase 2 VERONA clinical trial IN Diabetic Macular Edema (DME)

Phase 2 VERONA Clinical Trial is a Randomized, Open-Label, Aflibercept Controlled Trial with a Single DURAVYU Injection



PRIMARY ENDPOINT
-D28 to -D7
D1
W4
W8
W12
W16
W20
W24
DURAVYU low dose (n=10)
DURAVYU high dose (n=10)
Aflibercept 2mg single injection (n=5)
Trial underway; topline data anticipated in Q1 2025
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRESPECIFIED CRITERIA
AFLIBERCEPT INJECTION
DURAVYU DOSING
SHAM INJECTION
VISIT SCHEDULED

- Potential 6-month treatment in previously treated DME patients
- Objectives:
  - Evaluate the safety and efficacy of two doses of DURAVYU in the DME patient population
  - Collect dose-ranging data to inform future clinical trials
- Primary endpoint: time to supplemental anti-VEGF injection up to week 24
- Secondary endpoints: Change in BCVA vs. aflibercept control, stable anatomical outcome as measured by OCT, DRSS over time

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

VERONA Primary Endpoint: Time to Supplemental Injection up to Week 24 – Supplement Criteria

Starting at Week 4:

- Reduction in BCVA ≥10 letters due to DME[1]
- Reduction in BCVA of 5-9 letters **and** >75 microns of new fluid at two consecutive visits[1]
- Increase of ≥100 microns of new fluid vs. Baseline (Day 1)[2]
- Investigator discretion

Starting at Week 12:

- Lack of 10% reduction in CST compared to Baseline (Day 1)

1. vs. best on study measurement; 2. as measured by Spectral domain OCT (SD-OCT)
BCVA, best corrected visual acuity; CST, central subfield thickness

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EYP-2301: razuprotafib in Durasert E™ A sustained delivery tie-2 agonist for severe retinal diseases

EYP-2301: Razuprotafib in Durasert E™ is Being Developed as a Sustained Delivery Treatment for Serious Retinal Diseases

EYP-2301 targets vascular endothelial protein tyrosine phosphatase (VE-PTP) to promote TIE-2 activation and maintain vascular stability in the retina

- Tie-2 activation combined with VEGF inhibition has the potential to **enhance efficacy and extend durability**[1] of treatment
- In the retina, activated TIE-2 controls endothelial cell proliferation, barrier function and intercellular contacts, **stabilizing vessels and the blood-retinal barrier**[2]
- Razuprotafib (f/k/a AKB-9778) delivered subcutaneously was previously studied demonstrating preclinical and **clinical proof of concept** in posterior segment disease [3,4]


ANG2
Blood vessel lumen
VE-PTP
Intracellular space
P
P
EYP-2301

1. Heier et al. Retina, 2021;41:1-19. and Joussen et al. Eye 2021; 35:1305-1316.; 2. Hammes, et. Al – Diabetes.2011 Jan 1; 3. Shen et al. JCI, 2014; 124:4564; 4. Campochiaro et al. Ophthalmology, 2016; 123:1722-1730

33 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Cash runway through topline data in 2026 of pivotal Phase 3 clinical trials for DURAVYU in wet AMD Strong Balance Sheet $299M of cash and investments on March 31, 2023 No debt

Continued Execution And Well-Funded Through Key DURAVYU Milestones

DURAVYU™

	Milestone	Timing
✓	VERONA - DME Phase 2 Trial initiation	Q1 2024
✓	FDA conditional approval of DURAVYU proprietary name	March 2024
✓	EOP2 meeting with FDA for wet AMD	Q2 2024
✓	PAVIA topline data	Q2 2024
☐	**DAVIO 2 12-month data**	**Q2 2024**
☐	**PAVIA 12-month data**	**Q3 2024**
☐	**First wet AMD Phase 3 trial (LUGANO) initiation**	**2H 2024**
☐	**VERONA topline data**	**Q1 2025**

Corporate

	Milestone	Timing
✓	Appointed new Chief Medical Officer	March 2024
✓	Expanded SAB with world-renowned retina specialists	April 2024
☐	R&D Day	June 2024

*EOP2, End of Phase 2; wet AMD, wet age-related macular degeneration; SAB, Scientific Advisory Board

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EyePoint PHARMACEUTICALS

Investor Presentation May 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.